SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

Intermagnetics General Corporation

(Exact Name of Registrant Specified in Charter)

New York	001-11344	14-1537454

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Old Niskayuna Road, P.O. Box 461, Latham, New York	12110-0461

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.      Financial Statements and Exhibits.

(c)   The following exhibit is furnished as part of the Report on Form 8-K pursuant to Item 9.

Exhibit 99.1	Press release of Intermagnetics dated November 13, 2003 announcing its selection of an underwriter for a new credit facility and updating the status of its proposal to purchase all of the outstanding shares of Invivo Corporation.

Item 9.      Regulation FD Disclosure.

     The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On November 13, 2003, Intermagnetics issued a press release announcing that it accepted a commitment from Wachovia Bank, NA to act as sole underwriter for a new $100M credit facility and updating the status of its proposal to purchase all of the outstanding shares of Invivo Corporation. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermagnetics General Corporation

	By:	/s/ Michael K. Burke

Michael K. Burke
Executive Vice President
and Chief Financial Officer

Dated: November 13, 2003

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Intermagnetics General Corporation Press Release, dated November 13, 2003 announcing its selection of an underwriter for a new credit facility and updating the status of its proposal to purchase all of the outstanding shares of Invivo Corporation.